UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38185	04-2652826
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

480 Neponset St.

Canton, MA 02021

(Address of Principal Executive Office) (Zip Code)

(508) 230-1828

(Registrant’s telephone number, including area code)

14 Norfolk Avenue

South Easton, MA 02375

(Former Address of Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Pressure BioSciences, Inc. (the “Company”) wishes to inform its shareholders and potential shareholders regarding the sequence of events that have resulted in undesired delays in the Company’s ability to complete a timely filing of its Annual Report on Form 10-K for the period ending December 31, 2023 (the “Form 10-K”), as well as its Quarterly Report on Form 10-Q for the period ending March 31, 2024 (the “Form 10-Q”).

Two independent sequential serious weather events have caused major extended disruptions to power, transportation, communications and to the overall ability to work in Houston, Texas, where the Company’s independent public accounting firm is located. This disruption directly affected and delayed our ability to complete our Form 10-K filing in a timely manner; it was finally filed on June 7, 2024. On July 1, 2024, OTC Markets Group, Inc. (“OTC Markets”) granted the Company an extension to file its Form 10-Q by July 16, 2024. However, subsequent to receipt of the Form 10-Q filing extension, an additional independent weather event even more seriously crippled power, transportation, communications, and work team availability in Houston, and this has further delayed the Company’s completion of the processes and filing of the Form 10-Q.

As a result of not filing the Form 10-Q by July 16th, the Company will be listed on the OTC Expert Market effective July 17th.

The Company expects to complete the independent accounting firm review and the filing of its Form 10-Q within the next two weeks. Immediately after filing Form 10-Q, the Company has been advised that the Company’s market listing will be immediately upgraded to the OTC Pink Current Information Market. Immediately thereafter, the Company intends to apply for reinstatement to the OTCQB, which we anticipate would be approved timely thereafter.

Since we were first publicly listed in 1996, the Company has diligently and continuously completed its quarterly and annual independent accounting firm reviews and audits, and its regular filing of Forms 10-Q and 10-K with the Securities and Exchange Commission. We take this responsibility extremely seriously, and it is our continuous objective to maintain our listing on a stock market platform providing a high level of disclosure, transparency, and investor protection to facilitate confident accessibility to trading and liquidity for our valued investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: July 17, 2024	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President and Chief Executive Officer